SUB-ITEM 77Q1(E)

                                AMENDMENT NO. 14
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT

     This Amendment dated as of February 12, 2010, amends the Master Investment Advisory Agreement (the "Agreement"), dated June 5, 2000, between AIM Growth Series, a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                                   WITNESSETH:

     WHEREAS, the parties desire to add the following series portfolios: Invesco Convertible Securities Fund, Invesco Van Kampen Asset Allocation Conservative Fund, Invesco Van Kampen Asset Allocation Growth Fund, Invesco Van Kampen Asset Allocation Moderate Fund, Invesco Van Kampen Harbor Fund, Invesco Van Kampen Leaders Fund, Invesco Van Kampen Real Estate Securities Fund and Invesco Van Kampen U.S. Mortgage Fund;

     NOW, THEREFORE, the parties agree as follows;

     1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                   "APPENDIX A
                            FUNDS AND EFFECTIVE DATES

NAME OF FUND                                            EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                            ------------------------------------
AIM Balanced-Risk Retirement Now Fund                             January 31, 2007
AIM Balanced-Risk Retirement 2010 Fund                            January 31, 2007
AIM Balanced-Risk Retirement 2020 Fund                            January 31, 2007
AIM Balanced-Risk Retirement 2030 Fund                            January 31, 2007
AIM Balanced-Risk Retirement 2040 Fund                            January 31, 2007
AIM Balanced-Risk Retirement 2050 Fund                            January 31, 2007
AIM Basic Value Fund                                                June 5, 2000
AIM Conservative Allocation Fund                                   April 30, 2004
AIM Global Equity Fund                                            November 4, 2003
AIM Growth Allocation Fund                                         April 30, 2004
AIM Income Allocation Fund                                        October 31, 2005

AIM International Allocation Fund                                 October 31, 2005
AIM Mid Cap Core Equity Fund                                      September 1, 2001
AIM Moderate Allocation Fund                                       April 30, 2004
AIM Moderate Growth Allocation Fund                                April 29, 2005
AIM Moderately Conservative Allocation Fund                        April 29, 2005
AIM Small Cap Growth Fund                                        September 11, 2000
Invesco Convertible Securities Fund                               February 12, 2010
Invesco Van Kampen Asset Allocation Conservative Fund             February 12, 2010
Invesco Van Kampen Asset Allocation Growth Fund                   February 12, 2010
Invesco Van Kampen Asset Allocation Moderate Fund                 February 12, 2010
Invesco Van Kampen Harbor Fund                                    February 12, 2010
Invesco Van Kampen Leaders Fund                                   February 12, 2010
Invesco Van Kampen Real Estate Securities Fund                    February 12, 2010
Invesco Van Kampen U.S. Mortgage Fund                             February 12, 2010

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                      AIM BALANCED-RISK RETIREMENT NOW FUND
                     AIM BALANCED-RISK RETIREMENT 2010 FUND
                     AIM BALANCED-RISK RETIREMENT 2020 FUND
                     AIM BALANCED-RISK RETIREMENT 2030 FUND
                     AIM BALANCED-RISK RETIREMENT 2040 FUND
                     AIM BALANCED-RISK RETIREMENT 2050 FUND
                        AIM CONSERVATIVE ALLOCATION FUND
                           AIM GROWTH ALLOCATION FUND
                           AIM INCOME ALLOCATION FUND
                        AIM INTERNATIONAL ALLOCATION FUND

                          AIM MODERATE ALLOCATION FUND
                       AIM MODERATE GROWTH ALLOCATION FUND
                   AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                         INVESCO VAN KAMPEN LEADERS FUND

These fourteen funds do not pay an advisory fee.

                              AIM BASIC VALUE FUND

NET ASSETS                                              ANNUAL RATE
----------                                              -----------
First $250 million...................................      0.695%
Next $250 million....................................       0.67%
Next $500 million....................................      0.645%
Next $1.5 billion....................................       0.62%
Next $2.5 billion....................................      0.595%
Next $2.5 billion....................................       0.57%
Next $2.5 billion....................................      0.545%
Over $10 billion.....................................       0.52%

                             AIM GLOBAL EQUITY FUND

NET ASSETS                                              ANNUAL RATE
----------                                              -----------
First $250 million...................................       0.80%
Next $250 million....................................       0.78%
Next $500 million....................................       0.76%
Next $1.5 billion....................................       0.74%
Next $2.5 billion....................................       0.72%
Next $2.5 billion....................................       0.70%
Next $2.5 billion....................................       0.68%
Over $10 billion.....................................       0.66%

                          AIM MID CAP CORE EQUITY FUND
                            AIM SMALL CAP GROWTH FUND

NET ASSETS                                              ANNUAL RATE
----------                                              -----------
First $500 million...................................      0.725%
Next $500 million....................................       0.70%
Next $500 million....................................      0.675%
Over $1.5 billion....................................       0.65%

                       INVESCO CONVERTIBLE SECURITIES FUND

NET ASSETS                                              ANNUAL RATE
----------                                              -----------
First $750 million...................................       0.52%
Next $250 million....................................       0.47%
Next $500 million....................................       0.42%
Next $500 million....................................      0.395%
Next $1 billion......................................       0.37%
Over $3 billion......................................      0.345%

              INVESCO VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND
                 INVESCO VAN KAMPEN ASSET ALLOCATION GROWTH FUND
                INVESCO VAN KAMPEN ASSET ALLOCATION MODERATE FUND

NET ASSETS                                              ANNUAL RATE
----------                                              -----------
All Assets...........................................       0.15%

                         INVESCO VAN KAMPEN HARBOR FUND

NET ASSETS                                              ANNUAL RATE
----------                                              -----------
First $350 million...................................       0.55%
Next $350 million....................................       0.50%
Next $350 million....................................       0.45%
Over $1.05 billion...................................       0.40%

                 INVESCO VAN KAMPEN REAL ESTATE SECURITIES FUND

NET ASSETS                                              ANNUAL RATE
----------                                              -----------
First $500 million...................................       0.80%
Next $500 million....................................       0.75%
Over $1 billion......................................       0.70%

                      INVESCO VAN KAMPEN U.S. MORTGAGE FUND

NET ASSETS                                              ANNUAL RATE
----------                                              -----------
First $1 billion.....................................       0.47%
Next $500 million....................................      0.445%
Next $500 million....................................       0.42%
Next $500 million....................................      0.395%
Next $2.5 billion....................................       0.37%
Next $2.5 billion....................................      0.345%
Next $2.5 billion....................................       0.32%
Next $2.5 billion....................................      0.295%
Over $12.5 billion...................................       0.27%"

     2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                        AIM GROWTH SERIES


Attest: /s/ Melanie Ringold             By: /s/ John M. Zerr
        Assistant Secretary                 John M. Zerr
                                            Senior Vice President

(SEAL)


                                        INVESCO ADVISERS, INC.


Attest: /s/ Melanie Ringold             By: /s/ John M. Zerr
        Assistant Secretary                 John M. Zerr
                                            Senior Vice President

(SEAL)


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